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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

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                                 FORM 8-K

                              CURRENT REPORT

                             DECEMBER 3, 1999

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                          CELLNET FUNDING, L.L.C.

          (Exact name of registrant as specified in its charter)



           DELAWARE              COMMISSION FILE NUMBER:      94-3298620
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)        000-21409         Identification Number)



                              125 SHOREWAY ROAD
                        SAN CARLOS, CALIFORNIA 94070
          (Address of principal executive offices, including zip code)

                               (650) 508-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.    OTHER EVENTS.

     CellNet Data Systems, Inc., parent company of the Registrant, issued the following press release today.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (d) Exhibits.

     99.1  Press Release dated December 3, 1999.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CellNet Funding, L.L.C.
                                       (Registrant)


                                       By: Cellnet Data Systems, Inc., Manager


                                       David L. Perry
                                       Vice President and Secretary